AMSOUTH
EQUITY INCOME FUND

PORTFOLIO MANAGER

          CHRISTOPHER WILES, CFA
          President
          Rockhaven Asset Management

               PERFORMANCE OVERVIEW
$25,000
         10/23/1997 - 12/31/2000
         GROWTH OF A $10,000 INVESTMENT.

$20,000

                                            $14,491

$15,000

                                            $14,097

$10,000



$5,000
       10/97 12/97 6/98 12/98 6/99 9/99 12/99 12/00

       --- AmSouth Equity Income       ---  S&P 500

--------------------------------------------
Returns
                     Average Annual Returns
                    as of December 31, 2000
                   1 YEAR    SINCE INCEPTION
Equity Income      -2.13%        11.36%
S&P 500            -9.10%        12.32%
--------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH EQUITY INCOME FUND. (THE ANNUALIZED RETURNS INCLUDE THE
FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The AmSouth Equity Income Variable Annuity Fund provided a total return of -2.13% for the year ended December 31, 2000. In comparison, the Lipper Equity Income Variable Annuity-Underlying Fund Index rose 8.36%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE?

It's important to note that while we didn't match the return of our primary benchmark, we did significantly outperform the S&P 500 Index, which fell 9.10% for the period. One of our principal performance goals is to outperform the S&P 500, while producing more income than the index and taking on less risk. During this difficult period for the overall market, we achieved these objectives.

The main reason we didn't match the returns of our Lipper peer group is that we had a greater weighting in technology stocks than many funds in our category. We are a "sector neutral" fund; our portfolio's sector weightings closely match those of the S&P 500, while we add value by attempting to pick the best stocks in each sector. In recent years, our technology holdings were instrumental in boosting returns. Conversely, technology's broad decline in 2000 hindered our performance.

Meanwhile, many equity income funds are overweighted in such sectors as utilities, finance and energy - all of which performed well in recent months - while we held average weightings in these sectors. Consequently, our under-performance relative to our Lipper peer group was mostly due to a difference in sector weightings.

As of December 31, 2000, the portfolio's five largest holdings were: Amdox (convertible), CITIGROUP, BRISTOL-MYERS SQUIBB, METLIFE (CONVERTIBLE) and QUAKER OATS.

 We again were successful in providing an above-average yield. As of December 31, the fund's yield was approximately 2.1%, versus 1.2% for the S&P 500 Index.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?

We expect a "profits recession" in the first half of the year. We may not have an economic recession, but corporate earnings will fall. Therefore, even with the Federal Reserve cutting interest rates, investors will be disappointed with earnings. However, with continued easing by the Fed and a possible tax cut being promoted by the incoming Administration, growth stocks could rebound in the second half of 2000.

* The Funds portfolio composition is subject to change.

------------------------------------- 107 -------------------------------------

AMSOUTH
SELECT EQUITY FUND

PORTFOLIO MANAGERS

         NEIL WRIGHT
OakBrook Investments [PHOTO]

        JANNA SAMPSON
[PHOTO] OakBrook Investments

    PETER JANKOVSKIS
OakBrook Investments [PHOTO]

              PERFORMANCE OVERVIEW
$25,000
         5/3/1999 - 12/31/2000
         GROWTH OF A $10,000 INVESTMENT.

$20,000



$15,000

                                         $9,945

$10,000

                                          $9,571

$5,000
          5/99    6/99    9/99    12/99    12/00

        --- AmSouth Select Equity    --- S&P 500

--------------------------------------------
RETURNS
                    Average Annual Returns
                    as of December 31, 2000
                   1 YEAR    SINCE INCEPTION
Select Equity      11.96%         -2.60%
S&P 500            -9.10%         -0.33%
--------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH SELECT EQUITY FUND. (THE ANNUALIZED RETURNS INCLUDE THE
FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

We had a very strong year, especially when compared to the market as a whole. The AmSouth Select Equity Variable Annuity Fund provided a total return of 11.96% for the year ended December 31, 2000. In comparison, the S&P 500 Index fell 9.10%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE?

For the first 10 weeks of the year, as technology stocks continued to soar, the stable growth stocks we favor declined, dampening the Fund's performance. However, after the Nasdaq Composite Index peaked on March 10, and investors began to flee from technology issues, conditions improved dramatically for stable growth stocks - which we define as the stocks of companies with stable earnings growth and attractive valuations.

From that point, the Fund's performance began a steady climb, both in absolute terms and relative to the overall market. Our strategy and stock-selection process augmented the natural advantages of stable growth stocks during the period. Eleven of the 21 stocks in the portfolio registered gains of at least 10% for the full year. SYSCO CORP. AND WASTE MANAGEMENT EACH CLIMBED MORE THAN 50%, WHILE EMERSON ELECTRIC, GENERAL MILLS, HERSHEY FOODS, J.M. SMUCKER and RALSTON PURINA ROSE more than 25%. These companies were shunned during the speculative run-up in technology shares, but their stable growth history and excellent earnings prospects have made them much more attractive now that the tech bubble has burst. We expect their strong relative performance to continue in coming years, as they continue to make up ground lost during the tech boom.

As of December 31, 2000, the portfolio's five largest holdings were: SYSCO CORP., EMERSON ELECTRIC, BRISTOL-MYERS SQUIBB,WASTE MANAGEMENT AND GENERAL MILLS.

During the 12-month period, the Fund also produced an above-average dividend yield. As of December 31, the Fund's yield was 1.9%, versus 1.1% for the S&P 500 Index.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?

Our feeling is that there is room for tech stocks to decline further, which would put some pressure on the market near term. However, that pressure isn't likely to be as dramatic as it was in 2000, because the sharp sell-off in technology issues has shrunk the size of the tech sector itself, and its influence. In fact, we think that, as we get into the second half of the year, we might enjoy a bit of a rally in many market sectors. The earnings weakness we've seen in recent months is setting the table for an earnings recovery.


* The Fund's portfolio composition is subject to change.

------------------------------------- 108 -------------------------------------

 AMSOUTH EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                   SECURITY                    MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  -----------
COMMON STOCKS & SECURITIES
CONVERTIBLE TO COMMON STOCKS -- (98.4%)
            CONSUMER DISCRETIONARY -- (10.4%)
$2,205,000  Costco Co., 0.00%, CVT. BD., 8/19/17....  $ 2,108,531
    31,200  Cox Communications, Inc., 7.00%, CVT.
             PFD., 8/16/02..........................    1,934,400
$3,825,000  Four Seasons Hotel, 0.00%, CVT. BD.,
             9/23/29................................    1,439,156
$1,235,000  Omnicom Group, 2.25%, CVT. BD., 1/6/13..    2,136,550
    39,500  Tiffany & Co............................    1,249,188
                                                      -----------
                                                        8,867,825
                                                      -----------
            CONSUMER STAPLES -- (7.2%)
    24,000  Estee Lauder, 6.25%, CVT. PFD.,
             2/3/02.................................    1,993,500
    39,000  H.J. Heinz Co...........................    1,850,063
    23,500  Quaker Oats Co..........................    2,288,312
                                                      -----------
                                                        6,131,875
                                                      -----------
            ENERGY -- (6.3%)
    23,550  Apache Corp., 2.02%, CVT. PFD.,
             5/15/02................................    1,417,416
    35,200  EOG Resources, 7.00%, CVT. PFD.,
             7/31/02................................    1,696,200
    26,305  Exxon Mobil Corp........................    2,286,891
                                                      -----------
                                                        5,400,507
                                                      -----------
            FINANCE -- (16.6%)
    21,000  American International Group, Inc.......    2,069,813
    46,200  Bank One Corp...........................    1,692,075
    52,235  Citigroup, Inc..........................    2,667,259
     9,550  J.P. Morgan & Co., Inc..................    1,580,525
    28,100  Lehman Brothers Holdings, Inc...........    1,900,263
    27,700  Merrill Lynch & Co., Inc................    1,888,794
    22,000  Metlife Capital Trust I, 8.00%, CVT.
             PFD., 5/15/03..........................    2,408,999
                                                      -----------
                                                       14,207,728
                                                      -----------
            HEALTH CARE -- (13.6%)
    31,100  Abbott Laboratories.....................    1,506,406
   $60,000  Allergan Inc., 0.00%, CVT. BD.,
             11/1/20................................       41,550
$2,180,000  Allergan Inc., 0.00%, CVT. BD.,
             11/1/20 (b)............................    1,509,650
$1,060,000  Amerisource Health, 5.00%, CVT. BD.,
             12/1/07 (b)............................    1,250,800
    33,700  Bristol-Myers Squibb Co.................    2,491,694
$1,790,000  Centocor/Johnson & Johnson, Inc., 4.75%,
             CVT. BD., 2/15/05......................    2,438,875
    26,100  Pfizer, Inc.............................    1,200,600
    23,350  Pharmacia Corp., 6.50%, CVT. PFD.,
             11/30/01...............................    1,209,822
                                                      -----------
                                                       11,649,397
                                                      -----------
            INDUSTRIALS -- (10.3%)
    24,500  Emerson Electric Co.....................    1,930,905
    34,150  General Electric Co.....................    1,637,066
    25,950  Illinois Tool Works, Inc................    1,545,647
    17,000  Tyco International Ltd..................      943,500
$1,340,000  Tyco International Ltd., 0.00%, CVT.
             BD., 11/17/20 (b)......................    1,038,500
  SHARES
    OR
PRINCIPAL                   SECURITY                    MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  -----------

          INDUSTRIALS  -- (CONTINUED)

  SHARES
    OR
PRINCIPAL                   SECURITY                    MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  -----------
$1,610,000  United Parcel Services, 1.75%, CVT. BD.,
             9/27/07................................  $ 1,684,463
                                                      -----------
                                                        8,780,081
                                                      -----------
            MATERIALS -- (2.0%)
    36,000  E.I. du Pont de Nemours.................    1,739,250
                                                      -----------
            TECHNOLOGY -- (22.9%)
    47,700  Amdocs Ltd., 6.75%, CVT. PFD.,
             9/11/02................................    2,766,599
  $750,000  Burr-Brown Corp., 4.25%, CVT. BD.,
             2/15/07................................    1,005,000
  $510,000  Burr-Brown Corp., 4.25%, CVT. BD.,
             2/15/07 (b)............................      683,400
  $230,000  Corning Inc./Oak Industries, 4.88%, CVT.
             BD., 3/1/08............................      804,713
$1,210,000  Corning, Inc., 0.00%, CVT. BD.,
             11/8/15................................      865,150
     7,400  Dupont Photomask, Inc. (c)..............      391,044
  $620,000  Dupont Photomasks, Inc., 0.00%, CVT.
             BD., 7/24/04...........................      568,075
$1,750,000  Hewlett Packard Co., 0.00%, CVT. BD.,
             10/14/17...............................      931,875
    39,249  Intel Corp..............................    1,179,923
  $790,000  Juniper Networks, Inc., 4.75%, CVT. BD.,
             3/15/07................................      820,613
    25,200  Microsoft Corp. (c).....................    1,093,050
$1,260,000  Peregrine Systems Inc., 5.50%, CVT. BD.,
             11/15/07 (b)...........................    1,271,025
  $250,000  Rational Software Corp., 5.00%, CVT.
             BD., 2/1/07............................      321,875
  $880,000  Rational Software Corp., 5.00%, CVT.
             BD., 2/1/07 (b)........................    1,133,000
  $900,000  Sanmina Corp., 4.25%, CVT. BD.,
             5/1/04.................................    1,670,624
$3,150,000  Solectron Corp., 0.00%, CVT. BD.,
             11/20/20...............................    1,614,375
$1,665,000  STMicroelectronics N.V., 0.00%, CVT.
             BD., 11/16/10 (b)......................    1,105,144
    16,300  Tribune Co., 2.00%, CVT. PFD.,
             5/15/29................................    1,401,800
                                                      -----------
                                                       19,627,285
                                                      -----------
            TELECOM SERVICES -- (5.3%)
    28,000  BellSouth Corp..........................    1,146,250
    28,000  Qwest Trends Trust, 5.75%, CVT. PFD.,
             11/17/03 (b)...........................    1,935,500
    40,700  Vodafone/Mediaone Group, 7.00%, CVT.
             PFD., 11/5/02..........................    1,449,938
                                                      -----------
                                                        4,531,688
                                                      -----------
            UTILITIES -- (3.8%)
    12,000  Calpine Capital Trust II, 5.50%, CVT.
             PFD., 2/1/05...........................    1,119,000
     8,000  Calpine Capital Trust II, 5.50%, CVT.
             PFD., 2/1/05 (b).......................      746,000
    25,000  Nisource, Inc., 7.75%, CVT. PFD.,
             2/19/03 (PIES).........................    1,354,688
                                                      -----------
                                                        3,219,688
                                                      -----------
            Total Common Stocks & Securities
            Convertible to Common Stocks............   84,155,324
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 109 _____________________________________

 AMSOUTH EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                   SECURITY                    MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  -----------
INVESTMENT COMPANIES -- (3.3%)
 2,113,112  Firstar Stellar Treasury Fund...........  $ 2,113,112
     5,100  S & P 500 Depository Receipt............      669,056
                                                      -----------
            Total Investment Companies..............    2,782,168
                                                      -----------
            TOTAL (Cost $81,692,296) --
            (101.7%) (a)............................  $86,937,492
                                                      ===========
------------------------------

Percentages indicated are based on net assets of $85,525,417.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,046,931. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............  $ 8,979,764
Unrealized depreciation..............   (4,781,499)
                                       -----------
Net unrealized appreciation..........  $ 4,198,265
                                       ===========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c)  Represents non-income producing security.

CVT. -- Convertible Bond
BD.
CVT. -- Convertible Preferred Stock
PFD.
PIES -- Premium Income Equity Securities

BREAKDOWN OF SECTORS
--------------------
Common Stocks                                 42.4%
Convertible Preferred Stocks                  20.2%
Convertible Bonds                             35.8%
Investment Companies                           3.3%
                                             -----
TOTAL                                        101.7%
                                             =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 110 _____________________________________

 AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                SECURITY                        MARKET
  SHARES                      DESCRIPTION                        VALUE
----------  ------------------------------------------------  -----------
COMMON STOCKS -- (97.3%)
            CONSUMER GOODS -- (6.4%)
     8,600  Gillette Co.....................................  $   310,675
                                                              -----------
            DATA PROCESSING &
            REPRODUCTION -- (4.8%)
     3,700  Automatic Data Processing, Inc..................      234,256
                                                              -----------
            ELECTRONIC COMPONENTS/
            INSTRUMENTS -- (7.9%)
     4,900  Emerson Electric Co.............................      386,181
                                                              -----------
            FINANCIAL SERVICES -- (11.2%)
     4,850  Dun & Bradstreet Corp. (b)......................      125,494
     4,900  H & R Block, Inc................................      202,738
     8,400  Moody's Corp....................................      215,774
                                                              -----------
                                                                  544,006
                                                              -----------
            FOOD DISTRIBUTORS &
            WHOLESALERS -- (15.1%)
     3,900  J.M. Smucker Co.................................      109,005
     8,900  Ralston Purina Group............................      232,513
    13,100  SYSCO Corp......................................      392,999
                                                              -----------
                                                                  734,517
                                                              -----------
            FOOD PRODUCTS, PROCESSING &
            PACKAGING -- (15.8%)
     7,900  General Mills, Inc..............................      352,043
     3,400  Hershey Foods Corp..............................      218,875
     9,900  International Flavors & Fragrances, Inc.........      201,094
                                                              -----------
                                                                  772,012
                                                              -----------
            MACHINERY & EQUIPMENT -- (3.5%)
     2,400  Briggs & Stratton Corp..........................      106,500
     2,300  Snap-On, Inc....................................       64,113
                                                              -----------
                                                                  170,613
                                                              -----------
            NEWSPAPERS -- (9.5%)
     3,800  Gannett Co., Inc................................      239,637
     3,400  Lee Enterprises.................................      101,363
                                SECURITY                        MARKET
  SHARES                      DESCRIPTION                        VALUE
----------  ------------------------------------------------  -----------

          NEWSPAPERS  -- (CONTINUED)

                                SECURITY                        MARKET
  SHARES                      DESCRIPTION                        VALUE
----------  ------------------------------------------------  -----------
       200  Washington Post, Class B........................  $   123,375
                                                              -----------
                                                                  464,375
                                                              -----------
            OFFICE EQUIPMENT & SERVICES -- (3.3%)
     4,900  Pitney Bowes, Inc...............................      162,313
                                                              -----------
            PHARMACEUTICALS -- (7.6%)
     5,000  Bristol-Myers Squibb Co.........................      369,688
                                                              -----------
            POLLUTION CONTROL SERVICES & EQUIPMENT -- (7.3%)
    12,900  Waste Management, Inc...........................      357,975
                                                              -----------
            RESTAURANTS -- (4.9%)
     7,000  McDonald's Corp.................................      238,000
                                                              -----------
            Total Common Stocks.............................    4,744,611
                                                              -----------
            INVESTMENT COMPANIES -- (1.5%)
    64,625  BONY Hamilton Prime Money Market................       64,625
     7,435  BONY Hamilton Treasury Money Market.............        7,435
                                                              -----------
            Total Investment Companies......................       72,060
                                                              -----------
            TOTAL (Cost $4,190,229) -- (98.8%) (a)..........  $ 4,816,671
                                                              ===========
------------------------------

Percentages indicated are based on net assets of $4,873,101.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $42,414. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............  $ 823,216
Unrealized depreciation...............   (239,188)
                                        ---------
Net unrealized appreciation...........  $ 584,028
                                        =========

(b)  Represents non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 111 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                          EQUITY INCOME  SELECT EQUITY
                                              FUND           FUND
                                          -------------  -------------
ASSETS:
  Investments, at value (cost
   $81,692,296 and $4,190,229)..........   $86,937,492    $4,816,671
  Interest and dividends receivable.....       181,027         5,374
  Receivable for investments sold.......       321,343        48,972
  Receivable from investment advisor....       --              5,453
  Prepaid expenses and other assets.....         2,345           131
                                           -----------    ----------
    Total Assets........................    87,442,207     4,876,601
                                           -----------    ----------
LIABILITIES:
  Payable for investments purchased.....     1,891,537       --
  Accrued expenses and other payables:
    Investment advisory fees............           420            79
    Administration fees.................         2,762            79
    Distribution fees...................        17,151           949
    Accounting fees.....................           666           155
    Custody fees........................           412            23
    Transfer agent fees.................           207            12
    Other...............................         3,635         2,203
                                           -----------    ----------
      Total Liabilities.................     1,916,790         3,500
                                           -----------    ----------
NET ASSETS:
    Capital.............................    83,715,356     4,613,633
    Undistributed net investment
     income.............................        13,114       --
    Accumulated net realized
     losses/distribution in excess of
     investment transactions and option
     contracts..........................    (3,448,249)     (366,974)
    Unrealized appreciation on
     investments........................     5,245,196       626,442
                                           -----------    ----------
      Net Assets........................   $85,525,417    $4,873,101
                                           ===========    ==========
    Outstanding units of beneficial
     interest (shares)..................     6,456,906       517,421
                                           ===========    ==========
    Net asset value, Offering price and
     Redemption price per share.........   $     13.25    $     9.42
                                           ===========    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. ______________________________________ 112 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                          EQUITY INCOME  SELECT EQUITY
                                              FUND           FUND
                                          -------------  -------------
INVESTMENT INCOME:
  Interest income.......................   $ 1,007,866     $ --
  Dividend income.......................       638,698        76,302
                                           -----------     ---------
    Total income........................     1,646,564        76,302
                                           -----------     ---------
EXPENSES:
    Investment advisory fees............       369,693        27,854
    Administration fees.................       123,232         6,963
    Distribution fees...................       154,039         8,704
    Accounting fees.....................        30,000        30,000
    Custodian fees......................         3,696           209
    Transfer agent fees.................        10,000        10,000
    Other fees..........................        47,926        23,720
                                           -----------     ---------
      Total expenses before voluntary
      fee reductions/reimbursements.....       738,586       107,450
    Expenses voluntarily reduced........       (12,272)      (47,279)
    Expenses voluntarily reimbursed.....       --            (16,759)
                                           -----------     ---------
    Net expenses........................       726,314        43,412
                                           -----------     ---------
Net Investment Income...................       920,250        32,890
                                           -----------     ---------
REALIZED/UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net realized losses from investment
   transactions.........................    (3,429,455)     (366,974)
  Net realized gains from option
   contracts............................        26,159       --
  Change in unrealized
   appreciation/depreciation on
   investments..........................    (1,231,868)      909,960
                                           -----------     ---------
    Net realized/unrealized gains
     (losses) on investments............    (4,635,164)      542,986
                                           -----------     ---------
    Change in net assets resulting from
     operations.........................   $(3,714,914)    $ 575,876
                                           ===========     =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. ______________________________________ 113 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                         EQUITY INCOME                    SELECT EQUITY
                                              FUND                             FUND
                                --------------------------------  ------------------------------
                                    FOR THE          FOR THE          FOR THE         FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                     2000             1999             2000          1999 (A)
                                ---------------  ---------------  ---------------  -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.......    $   920,250      $   352,317      $   32,890      $    8,407
  Net realized gains (losses)
   from investment
   transactions...............     (3,429,455)       2,044,397        (366,974)          4,171
  Net realized gains from
   option contracts...........         26,159         --               --              --
  Change in unrealized
   appreciation/depreciation
   on investments.............     (1,231,868)       4,178,324         909,960        (283,518)
                                  -----------      -----------      ----------      ----------
  Change in net assets
   resulting from
   operations.................     (3,714,914)       6,575,038         575,876        (270,940)
                                  -----------      -----------      ----------      ----------
DISTRIBUTION TO SHAREHOLDERS:
  From net investment
   income.....................       (902,636)        (352,317)        (33,076)         (8,221)
  In excess of net investment
   income.....................       --                 (1,802)        --              --
  From net realized gains on
   investment transaction.....       (759,900)        --                (4,171)        --
  In excess of net realized
   gains from investment
   transactions...............        (42,239)        --               --              --
  Tax return of capital.......       --               --                (2,611)        --
                                  -----------      -----------      ----------      ----------
  Change in net assets from
   shareholder
   distributions..............     (1,704,775)        (354,119)        (39,858)         (8,221)
                                  -----------      -----------      ----------      ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued.....................     56,192,072       10,079,377       3,489,899       3,284,776
  Dividends reinvested........      1,704,456          354,119          39,858           8,221
  Cost of shares redeemed.....     (2,505,789)      (3,642,784)     (2,073,788)       (132,722)
                                  -----------      -----------      ----------      ----------
  Change in net assets from
   capital share
   transactions...............     55,390,739        6,790,712       1,455,969       3,160,275
                                  -----------      -----------      ----------      ----------
  Change in net assets........     49,971,050       13,011,631       1,991,987       2,881,114
NET ASSETS:
  Beginning of period.........     35,554,367       22,542,736       2,881,114         --
                                  -----------      -----------      ----------      ----------
  End of period...............    $85,525,417      $35,554,367      $4,873,101      $2,881,114
                                  ===========      ===========      ==========      ==========
SHARE TRANSACTIONS:
  Issued......................      3,950,610          833,355         436,515         353,116
  Reinvested..................        117,546           29,478           5,006             937
  Redeemed....................       (171,244)        (304,781)       (262,715)        (15,438)
                                  -----------      -----------      ----------      ----------
  Change in shares............      3,896,912          558,052         178,806         338,615
                                  ===========      ===========      ==========      ==========

(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. ______________________________________ 114 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares without par value. The accompanying financial statements are for the AmSouth Equity Income Fund ("Equity Income"), the AmSouth Select Equity Fund ("Select Equity"), (collectively, "the Funds" and individually "a Fund"). Shares of the Funds are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The Equity Income Fund seeks to provide above average income and capital appreciation. It seeks this objective by investing, under normal market conditions, at least 65% of its total assets in income producing equity securities, including common stock, preferred stock, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Select Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies with market capitalization that are greater than $2 billion at the time of purchase.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that AmSouth Bank ("AmSouth") deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

    FINANCIAL INSTRUMENTS--The Equity Income Fund may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund.

    The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

______________________________________ 115 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000

    The table below reflects the Equity Income Fund's activity in covered calls, all of which were for purposes of earning additional income, during the year ended December 31, 2000. The Premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the covered calls.

    Option activities for the year ended December 31, 2000:

                                                 COVERED CALL OPTIONS
                                                 ---------------------
                                                 NUMBER OF
                                                  OPTIONS    PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 ---------  ----------
       Contracts outstanding at
        January 1, 2000........................    --          --
       Options written.........................       30     $ 26,159
       Options expired.........................      (30)     (26,159)
       Options closed..........................    --          --
       Options exercised.......................    --          --
                                                  ------     --------
       Contracts outstanding at December 31,
        2000...................................    --          --
                                                  ======     ========

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually.
    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses.

    These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

    As of December 31, 2000, the following reclassification have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                                 ACCUMULATED
                                                                 NET REALIZED
                                                 UNDISTRIBUTED    LOSSES ON
                                                 NET INVESTMENT   INVESTMENT
       FUND                                          INCOME      TRANSACTIONS
       ----                                      --------------  ------------
       Equity Income VIF.......................      $2,714          (2,714)
       Select Equity VIF.......................      $2,611          --

    FEDERAL INCOME TAXES--It is the intention of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    OTHER--Expenses that are directly related to a Fund are charged directly to that Fund, while general Trust expenses are allocated between the Funds based on their relative net assets or another appropriate method.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                                  PURCHASES       SALES
                                                 ------------  ------------
       Equity Income Fund......................  $155,691,108  $102,374,240
       Select Equity Fund......................  $  2,874,922  $  1,515,097

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven"). Under the terms of the sub-advisory agreement, Rockhaven is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund.

    Sub-advisory services are provided to the Select Equity Fund by Oakbrook Investments, LLC ("Oakbrook"). Under the terms of the sub-advisory agreement, Oakbrook is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund.

    AmSouth also serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from the Funds for such services in an amount equal to an asset-based fee

______________________________________ 116 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
    plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

    BISYS Fund Services Ohio, Inc. ("BISYS Ohio") with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily as a percentage of the average net assets of the Funds. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Funds. BISYS Ohio also serves the Funds as Transfer Agent and Fund Accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS
    Group, Inc.

    Shares of the Trust are subject to a Variable Contract Owner Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Funds have entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Funds.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 2000:

                                                 EQUITY   SELECT
                                                 INCOME   EQUITY
                                                 -------  -------
       INVESTMENT ADVISORY FEES:
       Annual fee before voluntary fee
        reductions
       (percentage of average daily net
        assets)................................     0.60%    0.80%
       Voluntary fee reductions................  $ --     $ 2,785
       ADMINISTRATION FEES:
       Voluntary fee reductions................  $ --     $ 5,466
       Voluntary fee reimbursements............  $ --     $16,759
       VARIABLE CONTRACT OWNER SERVICING FEES:
       Annual fee (percentage of average daily
        net assets)............................     0.25%    0.25%
       CUSTODIAN FEES:
       Annual fee (percentage of average daily
        net assets)............................    0.006%   0.006%
       TRANSFER AGENT FEES:
       Voluntary fee reductions................  $   758  $ 9,478
       FUND ACCOUNTING FEES:
       Voluntary fee reductions................  $11,514  $29,550

 5.  FEDERAL INCOME TAX INFORMATION:

    The Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended December 31, 2000:

                                                           PERCENTAGE
                                                           ----------
       Equity Income Fund................................        100%
       Select Equity Fund................................        100%

    At December 31, 2000, the following Funds have capital loss carryforwards, which are available to offset future capital gains, if any on securities transactions to the extent provided for in the Code (amounts in thousands):

                                                   AMOUNT    EXPIRES
                                                 ----------  -------
       Equity Income Fund......................  $2,401,318    2008
       Select Equity Fund......................  $  324,560    2008

    LONG-TERM CAPITAL GAIN--During the fiscal year ended December 31, 2000 the following funds have made long-term capital gain distributions:

       Equity Income Fund................................  $745,904

______________________________________ 117 _____________________________________

 AMSOUTH VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Selected data for a share outstanding throughout the period indicated.

                                             EQUITY INCOME FUND                        SELECT EQUITY FUND
                           ------------------------------------------------------  --------------------------
                             FOR THE       FOR THE       FOR THE     OCTOBER 23,     FOR THE        MAY 3,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED     1997 TO      YEAR ENDED     1999 TO
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998        1997(A)         2000        1999(A)
                           ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 13.89       $ 11.26       $ 10.23        $10.00        $ 8.51        $10.00
                             -------       -------       -------        ------        ------        ------
INVESTMENT ACTIVITIES:
  Net investment
   income................       0.21          0.15          0.22          0.03          0.08          0.04
  Net realized/unrealized
   gains (losses) on
   investments...........      (0.48)         2.64          1.03          0.23          0.92         (1.49)
                             -------       -------       -------        ------        ------        ------
  Total Investment
   Activities............      (0.27)         2.79          1.25          0.26          1.00         (1.45)
                             -------       -------       -------        ------        ------        ------
DISTRIBUTIONS:
  From net investment
   income................      (0.21)        (0.16)        (0.20)        (0.03)        (0.07)        (0.04)
  In excess of net
   investment income.....     --              0.00*        (0.02)       --            --            --
  Net realized gains from
   investment
   transactions..........      (0.15)       --            --            --             (0.01)       --
  In excess of net
   realized gains........      (0.01)       --            --            --            --            --
  Tax return of
   capital...............     --            --            --            --             (0.01)       --
                             -------       -------       -------        ------        ------        ------
  Total Distributions....      (0.37)        (0.16)        (0.22)        (0.03)        (0.09)        (0.04)
                             -------       -------       -------        ------        ------        ------
NET ASSET VALUE, END OF
 PERIOD..................    $ 13.25       $ 13.89       $ 11.26        $10.23        $ 9.42        $ 8.51
                             =======       =======       =======        ======        ======        ======
  Total Return...........      (2.13%)       25.00%        12.36%         2.27%(b)     11.96%       (14.51%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
   period (000)..........    $85,525       $35,554       $22,543        $2,387        $4,873        $2,881
  Ratio of expenses to
   average net assets....       1.18%         1.22%         1.14%         1.22%(c)      1.24%         1.23%(c)
  Ratio of net investment
   income to average net
   assets................       1.49%         1.31%         2.13%         2.39%(c)      0.94%         0.69%(c)
  Ratio of expenses to
   average net
   assets**..............       1.19%         1.37%         1.53%         7.26%(c)      3.07%         3.50%(c)
  Portfolio turnover.....     167.96%       110.31%       120.83%         4.00%        43.80%        18.21%
------------------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
 * Less than 0.005
 ** During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. ______________________________________ 118 _____________________________________

 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
VARIABLE INSURANCE FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund and the Select Equity Fund (two portfolios of the Variable Insurance Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of their operations and changes in their net assets for the periods then ended and the financial highlights in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio
February 20, 2001                                     PRICEWATERHOUSECOOPERS LLP

______________________________________ 119 _____________________________________